UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 27, 2012

Nash-Finch Company

(Exact name of Registrant as specified in its charter)

Delaware	0-785	41-0431960
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7600 France Avenue South, Edina, Minnesota	55435
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 832-0534

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

            Nash Finch Company (the “Company”) is filing this Current Report on Form 8-K/A as Amendment No. 1 to its Current Report on Form 8-K (the “Form 8-K”) filed with the Securities and Exchange Commission (the “Commission”) on April 27, 2012 solely to disclose that certain line item description and classification corrections were made to the tables entitled “Consolidated Balance Sheets” and “Consolidated Statements of Cash Flows”  included in the Nash-Finch Company Press Release Dated April 27, 2012 filed as an exhibit to the Form 8-K and to file such corrected table as an exhibit to this Form 8-K/A.  No other information contained in the Form 8-K is amended by this Form 8-K/A.

Item 2.02.	Results of Operations and Financial Condition.

            As previously reported in the Form 8-K filed by Company, on April 27, 2012, Nash-Finch Company (“Nash Finch”) issued a press release announcing its results for the quarterly period ended March 24, 2012.

The Company’s revised financial information is included as Exhibit 99.1 and Exhibit 99.2 to this Amendment to Current Report on Form 8-K/A and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K/A:

Exhibit No.	Description

99.1	Revised Consolidated Balance Sheets
99.2	Revised Statements of Cash Flows

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASH-FINCH COMPANY

Date: April 30, 2012	By:	/s/ Robert B. Dimond
		Name:	Robert B. Dimond
		Title:	Executive Vice President and Chief Financial Officer

NASH-FINCH COMPANY

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K/A

Exhibit No.	Description

99.1	Revised Consolidated Balance Sheets
99.2	Revised Statement of Cash Flows